SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

1ST INDEPENDENCE FINANCIAL GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[1st Independence Financial Group, Inc. Letterhead]

April 15, 2005

Dear Stockholder:

On behalf of the Board of Directors and management of 1st Independence Financial Group, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders to be held at 3801 Charlestown Road, New Albany, Indiana, on Thursday, May 19, 2005, at 5:30 p.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the business to be transacted at the Annual Meeting. On August 12, 2004 the Company changed its fiscal year end from September 30 to December 31. As a result, under NASDAQ rules, the Company is required to have an annual meeting for the year ended September 30, 2004 and the year ended December 31, 2004. The Company has chosen to hold one meeting to cover both periods. During the Annual Meeting, we will report on the operations of the Company during the years ended September 30, 2004 and December 31, 2004.

You will be asked to elect nine (9) directors and to ratify the appointment of BKD, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2005. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

Sincerely,

/S/ N. WILLIAM WHITE
N. William White President and Chief Executive Officer

1ST INDEPENDENCE FINANCIAL GROUP, INC.

104 SOUTH CHILES STREET

HARRODSBURG, KENTUCKY 40330-1620

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of 1st Independence Financial Group, Inc. (the “Company”), will be held at the 3801 Charlestown Road, New Albany, Indiana, on Thursday, May 19, 2005, at 5:30 p.m., local time, for the following purposes:

1. To elect nine (9) directors; and

2. To ratify the appointment of BKD, LLP as independent public accountants of the Company for the fiscal year ending December 31, 2005;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 31, 2005 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

A copy of the Company’s Annual Report for the years ended September 30, 2004 and December 31, 2004 are enclosed.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ TERESA W. NOEL
Teresa W. Noel Secretary

Harrodsburg, Kentucky

April 15, 2005

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING.

PROXY STATEMENT

OF

1ST INDEPENDENCE FINANCIAL GROUP, INC.

104 SOUTH CHILES STREET

HARRODSBURG, KENTUCKY 40330-1620

ANNUAL MEETING OF STOCKHOLDERS

MAY 19, 2005

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 1st Independence Financial Group, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company which will be held at 3801 Charlestown Road, New Albany, Indiana, on May 19, 2005, at 5:30 p.m., local time (the “Meeting”). The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are being first mailed to stockholders on or about April 15, 2005.

On August 12, 2004 the Company changed its fiscal year end from September 30 to December 31. As a result, under NASDAQ rules, the Company is required to have an annual meeting for the year ended September 30, 2004 and the year ended December 31, 2004. The Company has chosen to hold one meeting to cover both periods. During the Annual Meeting, we will report on the operations of the Company during the years ended September 30, 2004 and December 31, 2004.

All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted

•	FOR the election of the persons named below as directors for the terms set forth next to their names:

For a three-year term:	N. William White James W. Dunn Matthew C. Chalfant

For a two-year term:	Thomas Les Letton Charles M. Moore Jack L. Coleman, Jr.

For a one-year term:	Stephen R. Manecke Dr. Ronald L. Receveur W. Dudley Shryock

•	FOR the ratification of the appointment of BKD, LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2005; and

•	in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting.

Revocability of Proxy

Your proxy may be revoked at any time prior to being voted by: (i) filing a written notice of such revocation with the Secretary of the Company at 104 South Chiles Street, Harrodsburg, Kentucky, 40330-1620, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

Stockholder Proposals

In order to be considered for inclusion in the Company’s proxy statement for the annual meeting of stockholders to be held in 2006, all stockholder proposals must be submitted to the Secretary at the Company’s office, 104 South Chiles Street, Harrodsburg, Kentucky 40330-1620, on or before December 9, 2005. Under the Company’s bylaws, in order to be considered for possible action by stockholders at the 2006 annual meeting of stockholders, stockholder proposals not included in the Company’s proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 9, 2005.

Other Matters

The Board of Directors does not know of any matters other than Proposal 1 and Proposal 2 that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation

VOTING STOCK AND VOTE REQUIRED

The Board of Directors has fixed the close of business on March 31, 2005 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,926,368 shares of the Company’s common stock outstanding (the “Common Stock”). Each stockholder of record on the record date is entitled to one vote for each share held.

The certificate of incorporation of the Company (“Certificate of Incorporation”) provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned,

directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the “Limit”) be entitled or permitted to any vote with respect to the shares held in excess of the Limit.

Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the “Broker Non- Votes”) will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

Tellers will be appointed at the annual meeting to count the votes cast in person or by proxy. The results of the vote will be announced at the meeting and in our quarterly report on Form 10-QSB for the second quarter of 2005.

As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, as submitted as Proposal 1, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

As to the ratification of the independent public accountants, which is submitted as Proposal 2, a stockholder may: (i) vote “FOR” the ratification; (ii) vote “AGAINST” the ratification; or (iii) “ABSTAIN” with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote without regard to Broker Non-Votes, or proxies marked “ABSTAIN” as to that matter.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors of the Corporation is currently composed of ten members. Arthur L. Freeman, the Chairman of the Board whose term as a Director expires at the 2006 Annual Meeting of Shareholders, has informed the Corporation of his desire to retire from the Board and as chief executive officer effective as of April 29, 2005.

The Corporation’s Certificate of Incorporation divides the Board of Directors into three classes, as nearly equal in size as possible, with one class of Directors elected each year for a three-year term. The Board of Directors presently intends to fill the vacancy created by the decision of Mr. Freeman to not stand for re-election, but has not yet identified an appropriate candidate.

The Board of Directors wishes to recognize and express its gratitude to Mr. Freeman for the service and leadership he has given to the Corporation and the Bank in his capacity as a Director, Chairman of the Board and trusted advisor. Mr. Freeman has been a Director of the Corporation since 1999.

The persons named below (the “Nominees”), each of whom is currently a director of the Company, have been nominated as a director of the Company for the terms set forth next to their names.

For a three-year term:	N. William White James W. Dunn Matthew C. Chalfant

For a two-year term:	Thomas Les Letton Charles L. Moore, II Jack L. Coleman, Jr.

For a one-year term:	Stephen R. Manecke Dr. Ronald L. Receveur W. Dudley Shryock

A description of each director’s business experience follows on pages 7 & 8.

The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

The Board of Directors of the Company recommends that you vote “FOR” the election of the persons named above as directors of the Company for the terms set forth next to their names.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee selected BKD, LLP, as the Company’s independent public accountants for the fiscal year ending December 31, 2005. At the meeting, stockholders will consider and vote upon the ratification of the appointment of BKD, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2005. Your ratification of the Audit Committee’s appointment of BKD, LLP is not necessary because the Audit Committee has sole authority for appointment of our independent public accountants. However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent public accountants in the future.

BKD, LLP was the Company’s independent public accountants for the fiscal year ended December 31, 2004.

A representative of BKD, LLP is expected to be present at the Meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of BKD, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 31, 2005 certain information regarding the beneficial ownership of the Company’s common stock by each person or group who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding (%)
First Financial Bank Employee Stock Ownership Plan Trust (1) 104 South Chiles Street Harrodsburg, Kentucky 40330-1620	168,890	8.8

(1)	The Employee Stock Ownership Plan (“ESOP”) purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank’s board of directors has appointed a committee consisting of non-employee directors Coleman, Letton and Shryock to serve as the ESOP administrative committee (“ESOP Committee”) and to serve as the ESOP trustees (“ESOP Trustee”). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of December 31, 2004, 117,268 shares have been allocated under the ESOP to participant accounts.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 31, 2005 certain information regarding beneficial ownership of the Company’s common stock by: (i) each of the company’s directors, nominees and named executive officers; and (ii) all current directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding (%)(2)
Jack L. Coleman, Jr.(2)	26,851	1.39
Matthew C. Chalfant	64,438	3.35
James W. Dunn	5,259	*
Arthur L. Freeman	11,824	*
Thomas Les Letton(2)	33,100	1.72
Charles Moore II	76,149	3.95
Stephen R. Manecke	21,250	1.10
Ronald L. Receveur	41,150	2.14
W. Dudley Shryock(2)	16,609	*
N. William White	38,269	1.99
All directors and executive officers of the Company as a group (13 persons)(1)(2)(3)	358,637	18.62

(1)	The share amounts also include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of March 31, 2005: Jack L. Coleman, Jr. – 10,000; Matthew C. Chalfant – 6,750; James W. Dunn – 5,000; Arthur L. Freeman – 5,000; Thomas Les Letton – 10,000; Charles Moore II – 3,400, Stephen R. Manecke – 5,000; Ronald L. Receveur – 3,400; W. Dudley Shryock – 10,000; N. William White – 14,000.

(2)	Excludes 168,890 shares of Common Stock held by the ESOP for which such individual serves as a member of the ESOP Committee or Trustee Committee and has shared voting power. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.

(3)	The share amount also includes 10,500 shares of Common Stock that may be acquired through the exercise of stock options within 60 days of March 31, 2005 by other executive officers.

*	Less than 1% of the Common Stock outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors, executive officers and stockholders who own more than 10% of the Company’s stock to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. Based solely upon a review of such reports, the Company believes that all of the filings by the Company’s directors, executive officers and stockholders who own more than 10% of the Company’s stock were made on a timely basis during the 2004 fiscal year.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Directors

The directors of the Company, who are each also a Nominee, are listed in the table below. Each director serves for a term of and until the election and qualification of his successor. The following directors have been determined by the Company to be independent: Jack L. Coleman, Jr., James W. Dunn, Thomas Les Letton, W. Dudley Shryock, Matthew C. Chalfant, Charles L. Moore, II, Stephen R. Manecke, and Dr. Ronald L. Receveur.

NAME	AGE	OFFICE AND BUSINESS EXPERIENCE
Jack L. Coleman, Jr.	51	A director since 1991. Mr. Coleman is a partner and majority stockholder of Coleman’s Lumber Yard and owner of Coleman’s Home Center all located in Harrodsburg, Kentucky. He is a member of the Kentucky House of Representatives and is also a member of the Mercer County Chamber of Commerce.

Matthew C. Chalfant	41	A director since 2004. Mr. Chalfant is the President of Forms America and Chalfant Industries, Inc.

James W. Dunn	54	A director since 2002. Mr. Dunn is retired and was the deputy commissioner for employment services for the Commonwealth of Kentucky. He was also co-owner and President of Joy Temporary Services. Mr. Dunn currently serves on the board of directors and is a member of the executive committee of the Bluegrass State Skills Corporation. Additionally, Mr. Dunn serves on the review board of Juvenile Justice.

Thomas Les Letton	52	A director since 1985. Mr. Letton is the President of The Letton Company, Inc., a real estate investment company and Old Bridge, Inc., a golf course and development company, all located in Danville, Kentucky. He is also an owner of W.F.L., Inc. and affiliates which owns thirteen Papa Johns Pizza franchises.

Charles L. Moore, II	40	A director since 2004. Mr. Moore is a real estate investor.

Stephen R. Manecke	48	A director since 2004. Mr. Manecke is a certified public accountant and a consultant.

Dr. Ronald L. Receveur	48	A director since 2004. Dr. Receveur is a dentist.

NAME	AGE	OFFICE AND BUSINESS EXPERIENCE
W. Dudley Shryock	48	A director since 1998. Mr. Shryock is a certified public accountant, practicing in Lawrenceburg, Kentucky. Mr. Shryock is treasurer for the Anderson County Fiscal Court.

N. William White	39	A director since 2004. Mr. White is the President of the Company and President and Chief Executive Officer of the Bank. Prior to the merger of Harrodsburg First Financial Bancorp, Inc and Independence Bancorp (the “Merger”), Mr. White served as President and Chief Executive Officer of Independence and Independence Bank.

Executive Officers Who Are Not Directors

The executive officers of the Company, who are not also directors of the Company, are listed in the table below.

NAME	AGE	OFFICE AND BUSINESS EXPERIENCE
R. Michael Wilbourn	43	Mr. Wilbourn is an Executive Vice President and Chief Financial Officer of the Company and the Bank. Prior to the Merger, Mr. Wilbourn served in the same capacity to Independence and Independence Bank. Previous to his employment at Independence and Independence Bank, Mr. Wilbourn served as Vice President-Senior Consultant and Analyst of Commercial Finance of Bank One, Kentucky.

Kathy Beach	42	Mrs. Beach commenced employment with the Company and the Bank on August 20, 2004. Mrs. Beach is Executive Vice President and Chief Operations Officer of the Company and the Bank. Previously, Mrs. Beach was Chief Operations Officer at Porter Bancorp, Inc., Shepherdsville, Kentucky.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company’s Board of Directors conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2004, the Board of Directors held twelve regular meetings and two special meetings, and the independent directors held one executive session. During the period between October 1, 2004 and December 31, 2004 the Board of Directors held three regular meetings.

One director, Dr. Ronald L. Receveur, attended fewer than 75% of the total meetings of the Board of Directors of the Company during the fiscal years ended September 30, 2004 and December 31, 2004. It is the Company’s policy to encourage the directors to attend the Annual Meeting of the Stockholders of the Company. All of the directors attended the Annual Meeting of Stockholders in 2004.

In addition to other committees, as of December 31, 2004, the Company had a standing Compensation Committee, and Audit Committee.

NAME	COMPENSATION	AUDIT
Jack L. Coleman, Jr.
Matthew C. Chalfant	*
James W. Dunn		X
Arthur L. Freeman
Thomas Les Letton	X
Charles L. Moore, II		X
Stephen R. Manecke		*
Ronald L. Receveur	X
W. Dudley Shryock 1	X	X
N. William White

X	Member

*	Chairperson

Nominating Committee

The Board of Directors had no standing nominating committee or any committee performing similar functions during 2004; such functions are performed by the independent members of the Board of Directors. The Company does not have a formal policy with respect to the consideration of any nominees recommended by a shareholder. In the nominee process, the independent members of the Board of Directors identify director nominees through a combination of referrals, including by management, existing board members and shareholders. Once a candidate has been identified, the independent members of the Board of Directors review the individual’s experience and background and may discuss the proposed nominee with the source of the recommendation. If determined to be appropriate, certain independent Directors may meet with the proposed nominee before making a final determination. The independent members of the Board of Directors consider all factors they deem relevant regarding a possible director nominee, including his or her business experience, civic involvement, and general reputation in the community. In this respect, the Company has not identified any specific minimum qualifications which must be met to be considered as a nominee. The Company received no security holder recommendations for nomination to the Board of Directors in connection with the 2005 annual meeting of shareholders. The director nominees for the 2005 annual meeting are all incumbent directors.

The Board may identify director nominees through a combination of referrals, including by management, existing board members, security holders, and direct solicitations. Once a candidate has been identified, the Board reviews the individual’s experience and background and may discuss the proposed nominee with the source of the recommendation.

The Company received no security holder recommendations for nomination to the Board of Directors in connection with the 2004 annual meeting of shareholders. The nine director nominees are incumbent directors standing for re-election.

Compensation Committee

The Compensation Committee for 2004 was comprised of four directors, each of whom met the criteria for independence under the NASDAQ listing standards. The Compensation Committee met one time during the fiscal year ended September 30, 2004 and two times during the period between October 1, 2004 and December 31, 2004.

The Compensation Committee has primary responsibility for:

•	Establishing executive compensation policies and programs.

•	Establishing the base salaries for executive officers.

•	Reviewing the Company’s management development and succession planning policies.

•	Administering the Company’s stock option plans.

Audit Committee

The Audit Committee of the Company is comprised of four independent directors as that term for audit committee members is defined by the NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. W. Dudley Shryock and Stephen R. Manecke have been determined by the Board of Directors to be “audit committee financial experts” (as defined by the SEC) for purposes of fulfilling the duties of the Committee. The Audit Committee met three times during the fiscal year ended September 30, 2004 and one time during the period between October 1, 2004 and December 31, 2004.

Among other duties, the Audit Committee is responsible for:

•	overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•	overseeing that management has established and maintained processes to assure that an adequate system of internal control over key business risks is functioning within the Company; and

•	overseeing that management has established processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

The Board of Director has adopted an Audit Committee Charter which details all the duties and responsibilities of the Committee.

Audit Committee Report

Review of Audited Financial Statements with Management.

The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2004 with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountant.

The Audit Committee discussed with BKD, LLP (“BKD”), the Company’s independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from BKD required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with BKD its independence.

Recommendation that Financial Statements be Included in Annual Report.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Audit Committee:

Stephen R. Manecke, Chairman

Charles L. Moore, II

W. Dudley Shryock

James W. Dunn

AUDIT FEES

Fees for professional services rendered by BKD, LLP, the Registrant’s independent auditor and principal accountant, for the three months ended December 31, 2004 and the respective fiscal years ended September 30 are set forth below:

	Three Months Ended December 31, 2004	Year Ended September 30,
		2004	2003
Audit Fees (1)	$50,627	$184,000	$58,000
Audit-Related Fees (2)	—	34,000	—
Tax Fees (3)	6,724	14,000	4,460
All Other Fees (4)	2,819	36,000	21,995

(1)	Audit Fees consist of fees for professional services rendered for the audit of the Registrant’s financial statements and review of financial statements included in Registrant’s quarterly reports and services normally provided by BKD in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist primarily of due diligence services in regard to the Merger.

(3)	Tax Fees consist of compliance fees for the preparation of state and federal tax returns.

(4)	All other Fees consist of the following: (i) for the three months ended December 31, 2004, all other fees were Merger related, (ii) for the year ended September 30, 2004, all other fees consisted of extended audit services and loan review for Citizens and related expenses, and (iii) for the year ended September 30, 2003, all other fees consisted of services primarily in regard to Federal Reserve reporting ($12,000) and fees in connection with the Registrant’s dutch tender offer and issuance of trust preferred securities ($9,995).

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee or specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions at its next scheduled meeting.

DIRECTOR COMPENSATION

For the fiscal year ended December 31, 2004, each member of the Board of Directors of the Company received a fee of $750 per month. No additional fees are paid for committee meetings. For the twelve month period ended December 31, 2004, total board fees were approximately $75,000. Such fees included board fees paid to former directors of the Company, prior to the Merger.

For the twelve month period ended December 31, 2004, the Bank provided certain health insurance for Directors Coleman, Dunn, Letton, and Shryock. For the year ended December 31, 2004, the cost of such health insurance for Directors Coleman, Dunn, Letton, and Shryock was $571, $709, $709, and $709 respectively.

In accordance with the Merger, the Company exchanged stock options of Independence’s employees, executive officers, and directors with stock options under the Company’s 2004 Stock Option Plan. Accordingly, Directors Chalfant, Manecke, Moore and Receveur exchanged 6,750, 5,000, 3,400 and 3,400 stock options, respectively, for the same number of stock options under the 2004 Stock Option Plan. Mr. White exchanged 14,000 stock options for the same number of stock options under the 2004 Stock Option Plan. All options granted are fully vested.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chairman of the Board and the Chief Executive Officer and the President of the Registrant for the year ended December 31, 2004 and each of the two preceding years ended September 30. No other executive officer of the Registrant had a salary and bonus during the fiscal year ended December 31, 2004 that exceeded $100,000 for services rendered in all capacities to the Company and the Bank.

	Year		Annual Compensation					Long-Term Compensation Awards		All Other Compensation ($)
Name and Principal Position			Salary($)		Bonus($)		Other Annual Compensation ($)(3)	Securities Underlying Option (#)
Arthur L. Freeman Chairman of the Board and Chief Executive Officer	2004 2003 2002	(1)	129,000 101,550 99,300		— — 11,586	(2)	9,000 9,000 9,000	— — —		11,260 19,934 11,790	(6)

N. William White President	2004	(1)	30,000	(4)	—		2,250	14,000	(5)	1,900	(7)

(1)	On , 2004 the company changed its fiscal year end from September 30 to December 31. The numbers presented for fiscal 2004 include the 12 months ended December 31, 2004. The numbers presented for 2003 include the 12 months ended September 30, 2004.

(2)	Consists of the market value of 1,000 shares of Company common stock at the date such shares were awarded.

(3)	Constitutes director fees.

(4)	Mr. White commenced employment with the Registrant on July 9, 2004, the effective date of the Merger.

(5)	Options granted under the 2004 Stock Option Plan, see “Director Compensation” and “Stock Awards.”

(6)	Includes 1,126 shares allocated to Mr. Freeman’s account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $20.00 per share at September 30, 2004 totaling $22,520).

(7)	Includes 190 shares allocated to Mr. White’s account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $20 per share at September 30, 2004 totaling $3,800).

Employment Agreements. The Registrant and the Bank entered into a three year employment agreement (the “Agreement”) with N. William White, President. Under the Agreement, Mr. White’s employment may be terminated by the Registrant or the Bank for “just cause” as defined in the Agreement. If his employment is terminated without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of either the Registrant or the Bank during the term of their Agreement, Mr. White will be paid a lump sum amount equal to 2.99 times his base compensation. In the event of a change in control at December 31, 2004, Mr. White would have been entitled to a lump sum payment of approximately $388,700.

Severance Agreement and Release. The Registrant and the Bank entered into a Severance Agreement and Release (the “Severance Agreement”) with Arthur L. Freeman in connection with Mr. Freeman’s retirement as Chairman of the Board of Directors and CEO of the Company and as Chairman of the Bank. Under the terms of the Severance Agreement, Mr. Freeman will receive $285,000, less required withholding for income and employment taxes, on or before May 13, 2005. This represents the amount Mr. Freeman would have been entitled to receive under his existing employment agreement from April 29, 2005 through its termination date of July 9, 2007 if Mr. Freeman did not retire on April 29, 2005. Under the Severance Agreement, the Company will also reimburse Mr. Freeman for any premiums paid by Mr. Freeman for continued coverage under COBRA and any extended coverage under such plans, until July 9, 2007. The Severance Agreement also provides that Mr. Freeman will surrender for cancellation options for 5,000 shares granted to him in 1999 in exchange for $27,400 (which represents the difference between the exercise price of such options and the closing price of the Company’s stock on March 31, 2005, multiplied by 5,000). Mr. Freeman will also surrender for cancellation 2,500 options and 500 shares of restricted stock he received on February 24, 2005.

Stock Awards. The following tables set forth additional information concerning stock options granted pursuant to the 2004 Stock Option Plan to Mr. White.

OPTION/SAR GRANTS TABLE

Option/SAR Grants in Last Fiscal Year (1) (2)

	Individual Grants
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price (Per Share)	Expiration Date
N. William White	10,000	16.6%	$8.00	January 26, 2010
	4,000	6.7	10.00	January 28, 2013

(1)	No Stock Appreciation Rights (SARs) are authorized under the plan.

(2)	The 14,000 options reported in the table above are options which Mr. White held prior to the merger of Harrodsburg First Financial Bancorp and Independence Bancorp. The options were converted to options of 1st Independence Financial Group as a result of the merger.

The following table sets forth certain information with respect to the number of shares of common stock represented by outstanding stock options held by Messrs. Freeman and White as of December 31, 2004.

Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Option at FY-End Exercisable/ Unexercisable
Arthur L. Freeman	—	—	5,000/0	$27,400/0	(1)
N. William White	—	—	14,000/0	$145,720/0	(2)

(1)	Based upon an exercise price of $13.50 per share and estimated price of $18.98 at December 31, 2004.

(2)	Based upon exercise prices of $8.00 per share (10,000) and $10.00 per share (4,000), respectively. At December 31, 2004, the estimated price was $18.98 per share.

RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

The following table illustrates the expenses of products and services provided to the Company in 2004 from businesses with ownership interests by directors or executive officers.

Director or Executive Officer	Company	Expense Paid by the Company	Service or Product Provided
Jack L. Coleman, Jr.	Coleman Patterson LLC	$6,000	Leased office and ATM space

Matthew C. Chalfant	Chalfant Industries	$114,550	Leased office space

FORM 10-KSB

A copy of the Company’s annual report on form 10-KSB for the fiscal years ended September 30, 2004 and December 31, 2004 are being provided with this Proxy Statement..

BY ORDER OF THE BOARD OF DIRECTORS

/S/ TERESA W. NOEL
Teresa W. Noel, Secretary Harrodsburg, Kentucky

April 15, 2005

1ST INDEPENDENCE FINANCIAL GROUP, INC.

104 SOUTH CHILES STREET

HARRODSBURG, KENTUCKY 40330-1620

ANNUAL MEETING OF SHAREHOLDERS – MAY 19, 2005

The undersigned hereby appoints the Board of Directors of 1st Independence Financial Group, Inc. (the “Company”) or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”), to be held at 3801 Charlestown Road, New Albany, Indiana, on Thursday, May 19, 2005, at 5:30 p.m., local time, and at any and all adjournments thereof, in the following manner:

1. The election as directors of the nominees listed below for the following terms:

For a Three-Year Term:	For a Two-Year Term:	For a One-Year Term:	☐ FOR	☐ WITHHELD
N. William White	Thomas Les Letton	Stephen R. Manecke
James W. Dunn	Charles L. Moore, II	Dr. Ronald L. Receveur
Matthew C. Chalfant	Jack L. Coleman, Jr.	W. Dudley Shryock

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee’s name on the line provided here.

_________________________________________________________

2. The ratification of the appointment of BKD, LLP as independent auditors of the Company for fiscal year ending December 31, 2005.	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” all of the above listed propositions.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. ADDITIONALLY, IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

(Continued and to be signed on other side)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders and a Joint Proxy Statement/ Prospectus. Date:

Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.	_______________________________ SIGNATURE OF SHAREHOLDER _______________________________ SIGNATURE OF SHAREHOLDER

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.